UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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William Blair Funds
(Name of Registrant as Specified in Its Charter)

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WILLIAM BLAIR FUNDS

William Blair Growth Fund	William Blair Emerging Leaders Growth Fund
William Blair Large Cap Growth Fund	William Blair Emerging Markets Small Cap Growth Fund
William Blair Small Cap Growth Fund	William Blair Large Cap Value Fund
William Blair Mid Cap Growth Fund	William Blair Small Cap Value Fund
William Blair Small-Mid Cap Growth Fund	William Blair Mid Cap Value Fund
William Blair Global Growth Fund	William Blair Small-Mid Cap Value Fund
William Blair International Growth Fund	William Blair Bond Fund
William Blair Institutional International Growth Fund	William Blair Income Fund
William Blair International Equity Fund	William Blair Low Duration Fund
William Blair Institutional International Equity Fund	William Blair Ready Reserves Fund
William Blair International Small Cap Growth Fund	William Blair Macro Allocation Fund
William Blair Emerging Markets Growth Fund	William Blair Commodity Strategy Long/Short Fund

222 WEST ADAMS STREET

CHICAGO, ILLINOIS 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 2, 2012

            , 2012

To the Shareholders:

You are invited to attend a special meeting of the shareholders of William Blair Funds (the “Trust”) to be held in the 2nd Floor Conference Room at 222 West Adams Street, Chicago, Illinois, 60606, on Thursday, August 2, 2012 at 2:00 p.m. Central time, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

1.	To elect eight (8) Trustees to the Board of the Trust

2.	(a)	For Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth
Fund, Global Growth Fund, International Growth Fund, Institutional International Growth Fund, International Equity
Fund, Institutional International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth
Fund, Emerging Leaders Growth Fund, Emerging Markets Small Cap Growth Fund, Large Cap Value Fund, Small
Cap Value Fund, Mid Cap Value Fund, Bond Fund, Income Fund, Low Duration Fund, Macro Allocation Fund and
Commodity Strategy Long/Short Fund:

To approve an amended fundamental investment restriction for the Fund with respect to portfolio concentration

(b)	For Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, Global Growth Fund, International Growth Fund, Institutional International Growth Fund, International Equity Fund, Institutional International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Leaders Growth Fund, Small Cap Value Fund, Mid Cap Value Fund, Bond Fund, Income Fund, Low Duration Fund and Ready Reserves Fund:

To approve an amended fundamental investment restriction for the Fund with respect to investments in commodities

The Board of the Trust has fixed the close of business on June     , 2012 as the record date for determining the shareholders of the Trust entitled to notice of and to vote at the meeting or any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

By order of the Board

[Signature]

Michelle R. Seitz
President

In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

2

PROXY STATEMENT

WILLIAM BLAIR FUNDS

William Blair Growth Fund	William Blair Emerging Leaders Growth Fund
William Blair Large Cap Growth Fund	William Blair Emerging Markets Small Cap Growth Fund
William Blair Small Cap Growth Fund	William Blair Large Cap Value Fund
William Blair Mid Cap Growth Fund	William Blair Small Cap Value Fund
William Blair Small-Mid Cap Growth Fund	William Blair Mid Cap Value Fund
William Blair Global Growth Fund	William Blair Small-Mid Cap Value Fund
William Blair International Growth Fund	William Blair Bond Fund
William Blair Institutional International Growth Fund	William Blair Income Fund
William Blair International Equity Fund	William Blair Low Duration Fund
William Blair Institutional International Equity Fund	William Blair Ready Reserves Fund
William Blair International Small Cap Growth Fund	William Blair Macro Allocation Fund
William Blair Emerging Markets Growth Fund	William Blair Commodity Strategy Long/Short Fund
(each a “Fund” and together the “Funds”)

222 WEST ADAMS STREET

CHICAGO, ILLINOIS 60606

            , 2012

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 2, 2012:

The Proxy Materials are available at [insert website]

GENERAL

The accompanying proxy is solicited by the Board of William Blair Funds (the “Board” and each member thereof a “Trustee”) for voting at the special meeting of shareholders of William Blair Funds (the “Trust”) to be held on August 2, 2012 at 2:00 p.m. Central time in the 2nd Floor Conference Room at 222 West Adams Street, Chicago, Illinois, 60606, and at any and all adjournments thereof (the “Meeting”). This proxy statement and the enclosed proxy are first being mailed to shareholders on or about             , 2012.

Shareholders are being asked to consider and vote on the following proposals (the “Proposals”) and to transact such other business, if any, as may properly come before the Meeting:

Proposal 1 (All Funds)	To elect eight (8) Trustees to the Board of the Trust

Proposal 2A

(Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, Global Growth Fund, International Growth Fund, Institutional International Growth Fund, International Equity Fund, Institutional International Equity Fund, International Small Cap Growth Fund, Emerging

To approve an amended fundamental investment restriction for the Fund with respect to portfolio concentration

Markets Growth Fund, Emerging Leaders Growth Fund, Emerging Markets Small Cap Growth Fund, Large Cap Value Fund, Small Cap Value Fund, Mid Cap Value Fund, Bond Fund, Income Fund, Low Duration Fund, Macro Allocation Fund and Commodity Strategy Long/Short Fund only)

Proposal 2B

(Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, Global Growth Fund, International Growth Fund, Institutional International Growth Fund, International Equity Fund, Institutional International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Leaders Growth Fund, Small Cap Value Fund, Mid Cap Value Fund, Bond Fund, Income Fund, Low Duration Fund and Ready Reserves Fund only)

To approve an amended fundamental investment restriction for the Fund with respect to investments in commodities

Shareholders of each Fund will vote together as a single class to elect Trustees to the Board and will vote separately by Fund to approve the amendment(s) to each Fund’s fundamental investment restrictions. A quorum of shareholders is required to take action at the Meeting. Holders of one-third of the shares of the Trust represented in person or by proxy, will constitute a quorum of shareholders at the Meeting. If a quorum is present at the Meeting: (1) the affirmative vote of more than 50% of the shares of the Trust present at the Meeting, either in person or by proxy, will be required to elect each of the current Trustees to the Board; (2) the affirmative vote of a plurality of the shares of the Trust entitled to vote at the Meeting will be required to elect the Nominee to fill the current vacancy on the Board of Trustees; and (3) the affirmative vote of the lesser of (i) 67% of the shares of a Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (ii) more than 50% of the shares of the Fund will be required to approve the amended fundamental investment restrictions for each Fund. Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be treated as shares present at the meeting for quorum and voting purposes. Therefore, abstentions and broker non-votes will have the effect of a negative vote for purposes of the election of the current Trustees and the approval of the amended fundamental investment restrictions. Abstentions and broker non-votes will have no effect for purposes of the election of the Nominee to fill the current Board vacancy.

Each valid proxy will be voted in accordance with the instructions provided on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the election of the Trustees and FOR the approval of the amended fundamental investment restrictions. Shareholders are entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. Shareholders may vote by filling out and signing the enclosed proxy card and returning it in the postage paid envelope provided. Shareholders may also vote by telephone or over the Internet. Please see the instructions on your proxy card for telephone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who execute proxies in any of the above manners may revoke the proxies at any time before they are voted, either by sending the Trust a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. For directions on how to attend the Meeting in person, please call                     .

The Board has fixed the close of business on June     , 2012 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the Record Date,                  shares of the Trust were issued and outstanding in the following series and classes:

Fund	Class I	Class N	Institutional Class
Growth Fund
Large Cap Growth Fund
Small Cap Growth Fund
Mid Cap Growth Fund
Small-Mid Cap Growth Fund
Global Growth Fund
International Growth Fund
Institutional International Growth Fund
International Equity Fund
Institutional International Equity Fund
International Small Cap Growth Fund
Emerging Markets Growth Fund
Emerging Leaders Growth Fund
Emerging Markets Small Cap Growth Fund
Large Cap Value Fund
Small Cap Value Fund
Mid Cap Value Fund
Small-Mid Cap Value Fund
Bond Fund
Income Fund
Low Duration Fund
Ready Reserves Fund
Macro Allocation Fund
Commodity Strategy Long/Short Fund

PROPOSAL 1

ELECTION OF TRUSTEES TO THE BOARD

(All Funds)

General

At the Meeting, shareholders of the Trust will be asked to elect eight individuals to constitute the Board of the Trust. The Board has nominated Vann A. Avedisian, Phillip O. Peterson, Lisa A. Pollina, Donald J. Reaves, Donald L. Seeley, Michelle R. Seitz, Thomas J. Skelly, and Richard W. Smirl as the individuals to be elected as Trustees of the Trust. Mr. Peterson, Ms. Pollina, Mr. Reaves, Mr. Seeley, Ms. Seitz, Mr. Skelly and Mr. Smirl are all current Trustees of the Trust. Mr. Peterson, Mr. Reaves, Mr. Seeley, Ms. Seitz, and Mr. Skelly were elected to the Board by shareholders in 2006. Mr. Smirl and Ms. Pollina were appointed to the Board in 2010 and 2011, respectively, by the then sitting Trustees of the Trust in accordance with the provisions of the Trust’s Declaration of Trust and Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Avedisian is not currently a Trustee of the Trust and upon the recommendation of the Nominating and Governance Committee is being presented for election to fill the vacancy created when a Trustee retired from the Board on February 22, 2012. Ms. Pollina and Messrs. Peterson, Reaves, Seeley and Skelly (the “Independent Trustees”) and Mr. Avedisian (the “Nominee”) are not interested persons of the Trust as defined in the 1940 Act. Ms. Seitz and Mr. Smirl are considered interested persons of the Trust as defined in the 1940 Act (“Interested Trustees”) due to their employment with the Trust’s investment advisor and principal underwriter, William Blair & Company, L.L.C. (“William Blair” or the “Advisor”).

Each nominee elected to the Board will serve as a Trustee of the Trust until the election and qualification of a successor or until death, retirement, or resignation or removal as provided for in the Declaration of Trust. It is the Board’s policy that retirement for Independent Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Trust’s fiscal year that occurs after the earlier of (a) the Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Independent Trustee was first elected or appointed as a member of the Board of Trustees.

All the nominees listed below have consented to serve as Trustees of the Trust, if elected. In case any nominee shall be unable or shall fail to act as a Trustee by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Trustees may recommend. The following table presents certain information about the nominees. Each nominee’s year of birth is set forth after his or her name. The mailing address for each nominee is 222 West Adams Street, Chicago, Illinois 60606.

Nominees for Election as Trustees

Independent Trustees/Nominee

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Vann A. Avedisian 1964	Nominee	N/A	Principal, Highgate Holdings since 2009; formerly, co-founder and Managing Director, Oxford Capital Partners Inc. from 1994 to 2006.	N/A	Potbelly Sandwich Works, LLC

Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; Formerly, President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	25	The Hartford Group of Mutual Funds (87 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (14 portfolios)

Lisa A. Pollina, 1965	Trustee	Since 2011	Senior Advisor to head of RBC Financial Group’s International Banking and Insurance division since 2010; formerly, Bank of America Corporation, Global Financial Institutions Executive from 2006-2008 and multiple Advisory roles from 2008-2010; prior thereto, Managing Partner, Bordeaux Capital from 2002-2006	25	Darkstrand, high-speed fiber optic network provider (2009 to 2010); Jane Adams Hull House Association, Board of Trustees (2003 to 2009)

Donald J. Reaves, 1946(1)	Trustee	Since 2004	Chancellor of Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago from 2002 to 2007	25	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

Donald L. Seeley, 1944	Trustee	Since 2003	Retired; Formerly Director, Applied Investment Management Program, University of Arizona Department of Finance; prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	25	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit); Beverly Enterprises, Inc., provider of elder care and rehabilitative services (2002 to 2006)

Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	25	Mutual Trust Financial Group, provider of insurance and investment products; Board Member, First MetLife Insurance Company, NY chartered company for Metropolitan Life Insurance; Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors (2007 to 2008)

(1)	In his former role as chief financial officer at the University of Chicago, Mr. Reaves had a working relationship with E. David Coolidge III, Vice Chairman of the Advisor who is also a trustee of the University of Chicago.

Interested Trustees

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

Michelle R. Seitz, 1965(1)	Chairperson of the Board of Trustees and President	Trustee since 2002; Chairperson since 2010 and President since 2007	Principal, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Member, WBC GP L.L.P. (since November 2008)	25	Director, William Blair SICAV; Financial Accounting Foundation (FAF)

Richard W. Smirl, 1967(1)	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President since 2008	Principal, William Blair & Company, L.L.C.	25	Director, William Blair SICAV

(1)	Ms. Seitz and Mr. Smirl are interested persons of the Trust because they are principals of William Blair & Company, L.L.C., the Trust’s investment advisor and principal underwriter.

Board of Trustees

The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. The slate of nominees proposed for election at the Meeting is comprised of two individuals who would be Interested Trustees and six individuals who would be Independent Trustees. SEC rules currently require a majority of the board members of a fund to be “independent” if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board is approved by shareholders, 75% will be Independent Trustees.

The Trust’s day to day operations are managed by the Advisor and other service providers who have been approved by the Board. In light of the general characteristics of the Trust, including the number of funds, the nature of the funds’ investments and the historical relationship between the Trust and the Advisor, the Board has developed a leadership structure that encourages all Trustees to participate equally in Trust governance. The Board believes that the leadership structure fosters the type of meaningful dialogue between the Advisor and the Independent Trustees that results in an appropriate balance of cooperation with and oversight of the Advisor. The Board has elected Michelle Seitz, an Interested Trustee, to serve as Chairperson of the Board and because of the Board’s leadership structure, no Independent Trustee has been designated as a lead independent trustee.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board has established two standing committees, the Audit Committee and the Nominating and Governance Committee, each comprised entirely of the Independent Trustees, to which it has delegated certain responsibilities as described below. The Board and its committees meet periodically throughout the year to oversee the Trust’s activities, including reviewing at one or more meetings, the Trust’s contractual arrangements with the Advisor and other service providers, the operation of the Trust’s investment policies, compliance and regulatory matters and the Funds’ investment performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust directly and through its committees. The Board reviews the investment performance of the funds with the Advisor, including meeting regularly with the portfolio managers, at each of its regularly scheduled quarterly Board meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, the Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act, a quarterly report to the Board regarding the operation of the Trust’s compliance policies and procedures, including any material compliance issues that arose during the quarter, and meets in executive session with the Audit Committee at its quarterly meetings. With respect to valuation, the Board and its Valuation Committee oversee a pricing committee comprised of Trust officers and Advisor personnel and the Board has approved Valuation Procedures, including fair valuation procedures, applicable to valuing the Funds’ securities, which the Board reviews at least annually. The Audit Committee is responsible for monitoring the Trust’s accounting policies, financial reporting and internal control systems, as well as the work of the independent registered public accounting firm and the Audit Committee reports its activities to the Board on a regular basis. The Nominating and Governance Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Trust’s Governance Procedures and Guidelines and the Nominating and Governance Committee reports its activities to the Board on a regular basis.

During 2011, the Board met five times. Each current Trustee attended at least 75% of the respective meetings of the Board and the Committees (if a member thereof) held during 2011.

The members of the Audit Committee, all of whom are Independent Trustees, include Messrs. Peterson (Chairperson), Reaves, Seeley and Skelly and Ms. Pollina. It is expected that, if elected, Mr. Avedisian will be appointed as a member of the Audit Committee. The Audit Committee held four meetings in 2011.

The members of the Nominating and Governance Committee, all of whom are Independent Trustees, include Messrs. Reaves (Chairperson), Peterson, Seeley and Skelly and Ms. Pollina. It is expected that, if elected, Mr. Avedisian will be appointed as a member of the Nominating and Governance Committee. A copy of the Nominating and Governance Committee Charter is attached as Appendix A. The Nominating and Governance Committee held eight meetings in 2011.

Pursuant to the Trust’s Governance Procedures and Guidelines, the Nominating and Governance Committee will independently evaluate candidates for Board membership. In evaluating candidates for Board membership, the Nominating and Governance Committee will take into account such factors as it deems appropriate, including the professional experience, education and skills of the candidate and the overall diversity of the Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. Suggestions for candidates may be submitted to the Committee by other Trustees, by shareholders or by the Advisor. Shareholders may submit suggestions for candidates by sending a resume of the candidate to the Secretary of the Trust, 222 West Adams Street, Chicago, Illinois 60606, for the attention of the Chairperson of the Nominating and Governance Committee. There is no difference in the manner in which the Nominating and Governance Committee evaluates candidates recommended by shareholders versus candidates recommended by other parties. Each Trustee/Nominee was recommended to the Board as a candidate for election by the Nominating and Governance Committee. Mr. Avedisian, who is not currently a Trustee of the Trust, was recommended to the Nominating and Governance Committee by the Advisor.

The members of the Valuation Committee include Mr. Smirl and Mr. Skelly. The other Independent Trustees are designated as alternate members in the event that Mr. Skelly is unavailable. The Valuation Committee held no meetings in 2011.

The Board has adopted a policy that absent personal circumstances that do not permit a Trustee to attend, all Trustees are expected to be present at each meeting of shareholders in order to facilitate communications with shareholders. Under circumstances where no Trustee is available to attend a shareholders meeting, the Board may designate a senior officer of the Trust to be present and to report back to the Board.

Trustee/Nominee Qualifications

The following is a brief discussion of the experiences and qualifications that led to the conclusion that each Trustee/Nominee should serve as a Trustee. Generally, the professional, business and educational experience of each Trustee/Nominee was considered in determining his or her qualifications to serve as a Trustee of the Trust. Each current Trustee’s previous record of service as a Trustee or officer of the Trust was considered and served to demonstrate his or her understanding of and commitment to the Trust. With respect to each Trustee/Nominee, the Board considered, among other factors, the following experiences and qualifications:

The Board considered Vann A. Avedisian’s professional experience serving in various executive positions with companies in the real estate industry, including co-founding and serving as a Managing Director of Oxford Capital Partners, Inc. and, currently, directing the capital market activities of Highgate Holdings, where he is a Principal. The Board considered the executive, financial, operations and risk management experience that Mr. Avedisian gained over the course of his career. The Board also considered Mr. Avedisian’s experience serving as a director of various private organizations, including service as the compensation committee chair of a large privately-owned business.

The Board considered Phillip O. Peterson’s professional training and experience as a certified public accountant and auditor, including his experience as a partner of KPMG overseeing a large group of audit, tax and consulting personnel providing professional services to mutual fund and investment management clients. The Board considered the executive, financial, audit and investment experience that Mr. Peterson gained over the course of his career. The Board also considered Mr. Peterson’s contributions to various published guides addressing generally accepted auditing and accounting standards for mutual fund companies. Further, the Board considered Mr. Peterson’s experience serving on the boards of other mutual fund complexes.

The Board considered Lisa A. Pollina’s professional experience serving in various executive and consulting positions with companies in the global financial services industry, including serving as a Global Financial Institutions Executive with Bank of America and currently, as a senior advisor to the head of RBC Financial Group’s International Banking and Insurance division. The Board considered the executive, financial, operations, investment and risk management experience that Ms. Pollina gained over the course of her career. The Board also considered Ms. Pollina’s experience serving as a director or trustee of various public and private organizations.

The Board considered Donald J. Reaves’s professional experience serving in various executive positions at major U.S. universities, including Chief Financial Officer at the University of Chicago and Brown University, and currently, as Chancellor of Winston-Salem State University. The Board considered the executive, financial, audit, investment and risk management experience that Mr. Reaves gained over the course of his career. The Board also considered Mr. Reaves’ experience serving as a director or trustee of various public and private organizations, including serving in multiple leadership positions on such boards.

The Board considered Donald L. Seeley’s professional experience serving as treasurer or chief financial officer of several public companies, including most recently as Chief Financial Officer of True North Communications, Inc. The Board also considered Mr. Seeley’s experience teaching a graduate portfolio management course at the University of Arizona. The Board considered the executive, financial, audit and investment experience that Mr. Seeley gained over the course of his career. The Board also considered Mr. Seeley’s experience serving as a director or trustee of various public and private organizations, including service as the audit committee chair of four public companies over the past ten years.

The Board considered Thomas J. Skelly’s professional experience serving in various executive positions at Accenture, including his experience as the managing partner of Accenture’s U.S. operations and as the chairman of the Accenture Pension Fund. The Board considered the executive, operations, information technology, financial and investment experience that Mr. Skelly gained over the course of his career. The Board also considered Mr. Skelly’s experience serving as a director or trustee of a public company and various private organizations. Further, the Board considered Mr. Skelly’s service on various advisory boards for private and public companies.

The Board considered Michelle R. Seitz’s professional experience in the financial services industry, including as a Principal of William Blair & Company, L.L.C. where she serves as the head of William Blair’s Investment Management division. The Board considered the executive, investment and financial experience that Ms. Seitz gained over the course of her career. The Board also considered that because of Ms. Seitz’s positions with William Blair, she is involved in the day-to-day management of the Advisor and the Trust.

The Board considered Richard W. Smirl’s professional training and experience as an attorney and his executive and operational experience gained as a Principal of William Blair & Company, L.L.C., including serving as Chief Operating Officer for William Blair’s Investment Management division. The Board considered the executive, legal, and operational experience that Mr. Smirl gained over the course of his career. The Board considered that because of Mr. Smirl’s positions with William Blair, he is involved in the day-to-day management of the Advisor and the Trust. The Board also noted that Mr. Smirl served as the Chief Compliance Officer for the Trust from 2004 to 2009.

References to the experience and qualifications of each Trustee/Nominee are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee/Nominee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Shareholder Communication with the Trustees

To facilitate shareholder communications with the Board (or with any individual Trustee), shareholders are instructed to forward correspondence (including suggestions for Trustee candidates) by U.S. mail or other courier service to the Secretary of the Trust, 222 West Adams Street, Chicago, Illinois 60606. Correspondence addressed to the Board will be forwarded to the Chairperson of the Nominating and Governance Committee and correspondence addressed to a specific Trustee will be forwarded to that Trustee.

Compensation of Trustees

Independent Trustees receive an annual retainer of $40,000 plus $5,000 for each Board meeting attended in person plus expenses, $2,000 for each Board and/or committee meeting by telephone and $5,000 for committee meetings held on a different day from a Board meeting (except for meetings of the Valuation Committee for which the Trustees receive no additional compensation). Chairpersons of the Audit Committee and Nominating and Governance Committee each receive an additional retainer of $4,000 for serving in such positions. The Independent Trustees receive one-half of the annual retainer in cash and the other half is invested in Fund shares as directed by the Independent Trustees. The Interested Trustees and officers affiliated with the Advisor receive no compensation from the Trust.

The following table sets forth the compensation earned from the Trust for the year ended December 31, 2011 by the Independent Trustees:

Trustee	Aggregate Compensation from the Trust(1)		Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation
Lisa A. Pollina	$68,500		$0	$0	$68,500
Phillip O. Peterson	$70,500		$0	$0	$70,500
Donald J. Reaves	$70,500		$0	$0	$70,500
Donald L. Seeley	$70,500		$0	$0	$70,500
Thomas J. Skelly	$68,500		$0	$0	$68,500

Total Trustee Compensation	$417,500	(1)	$0	$0	$417,500	(1)

(1)	Includes $69,000 in compensation paid in 2011 to an Independent Trustee who retired February 22, 2012.

Trustee Fund Ownership

Each of the current Trustees own shares of the Funds. Appendix B hereto lists the dollar range of shares of each Fund beneficially owned by each Independent Trustee/Nominee and Interested Trustee and the amount of shares each Independent Trustee/Nominee and Interested Trustee owns individually and as a group with the officers of Trust. Appendix B also lists all shareholders known to the Trust to beneficially own more than 5% of any class of any Fund as of             , 2012. Finally, Appendix B contains information on certain Independent Trustees’ holdings in certain affiliates of the Advisor.

Fund Officers

The following table presents information about the executive officers of the Trust. Each individual’s year of birth is set forth after his or her name. The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board. The Trust’s Chief Compliance Officer is designated by the Board and may only be removed by action of the Board, including a majority of the Independent Trustees. The Length of Time Served for all officers indicates the year the individual first became an officer of the Trust. The mailing address for each officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael P. Balkin, 1959	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2008-2009); former Partner, Magnetar Capital (2005-2009)

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.

David C. Fording, 1967	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2009)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.

Michael A. Jancosek, 1959	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.

Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C. (Since 2011); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2011)

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, William Blair & Company, L.L.C. (2005-2008)

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, William Blair & Company, L.L.C. (2005-2008)

Todd M. McClone, 1968	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.

David Merjan, 1960	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.

David S. Mitchell, 1960	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian D. Singer, 1960	Senior Vice President	Since 2011	Principal, William Blair & Company, L.L.C. (Since 2012); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2012); Managing Partner, Singer Partners, LLC (2009-2011) prior thereto, UBS Global Asset Management (Americas) Inc. (2003-2007)

Paul J. Sularz, 1967	Senior Vice President	Since 2009	Principal, William Blair & Company, L.L.C.(since 2012); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2012)

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.

Christopher T. Vincent, 1956	Senior Vice President	Since 2002	Principal, William Blair & Company, L.L.C.

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.

David F. Hone, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager—Large Cap Value, Deutsche Asset Management (2002-2010)

John Abunassar, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2009-2011); prior thereto, President and CEO of Allegiant Asset Management (2004-2009)

Peter Carl, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager, Guidance Capital LLC (2006-2011)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

D. Trowbridge Elliman III, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)

Christopher Walvoord, 1966	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2002-2011)

Brian Ziv, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)

Edwin Denson, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2001-2009)

Thomas Clarke, 1968	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2000-2009)

Colette M. Garavalia, 1961	Treasurer	Since 2000	Associate, William Blair & Company, L.L.C.

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, Bell, Boyd & Lloyd, LLP (2006-2008)

John Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair & Company, L.L.C. (since 2009); prior thereto, Manager, Calamos Investments (2003-2009)

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate Counsel and Chief Compliance Officer, Calamos Investments (2006-2008)

Required Vote

Election of the current Trustees requires the affirmative vote of more than 50% of the shares of the Trust present at the Meeting, either in person or by proxy. Election of Mr. Avedisian to fill the current vacancy on the Board requires the affirmative vote of a plurality of the shares of the Trust entitled to vote at the Meeting.

Recommendation of the Board

The Board recommends that shareholders vote FOR the election of the each Trustee/Nominee named above.

INTRODUCTION TO PROPOSALS 2A AND 2B

Pursuant to the requirements of the 1940 Act, the Trust has adopted certain fundamental investment restrictions for each Fund that cannot be changed without shareholder approval. For the most part, identical fundamental investment restrictions have been adopted for each Fund. However, in light of recent guidance from the staff of the Securities and Exchange Commission (the “SEC”), the Trust adopted slightly different fundamental investment restrictions with respect to portfolio concentration (“Concentration Policy”) and investments in commodities (“Commodities Policy”) for new Funds of the Trust that were created in 2011. Because of the amendments made to the Concentration and Commodities Policies for the new Funds, the Advisor proposed to the Board that the Concentration and Commodities Policies be standardized across the Funds as set forth in Proposals 2(a) and 2(b) below. The Advisor explained to the Board that standardizing the Concentration and Commodities Policies across the Funds would simplify the process of monitoring the Funds’ compliance with their fundamental investment restrictions. The Advisor also informed the Board that the amendments to the Concentration and Commodities Policies were not expected to have any material effect on the portfolio management of the applicable Funds.

The Board has voted to adopt the amended Concentration Policy and Commodities Policy for each Fund listed below and recommends that shareholders of each applicable Fund approve the amended Concentration Policy and Commodities Policy for their Fund.

PROPOSAL 2A

APPROVAL OF AMENDED FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PORTFOLIO CONCENTRATION

(Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, Global Growth Fund, International Growth Fund, Institutional International Growth Fund, International Equity Fund, Institutional

International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Leaders Growth Fund, Emerging Markets Small Cap Growth Fund, Large Cap Value Fund, Small Cap Value Fund, Mid Cap Value Fund, Bond Fund, Income Fund, Low Duration Fund, Macro Allocation Fund and Commodity Strategy Long/Short Fund only)

The current Concentration Policy for each Fund listed above is:

Concentration. The Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities.

This restriction also does not limit the Fund from investing in instruments, such as repurchase agreements, secured by obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The proposed amended Concentration Policy (marked to show changes) for each Fund is:

Concentration. The Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities issued by governments or political subdivisions of governments.

This restriction also does not limit the Fund from investing in instruments, such as repurchase agreements, secured by obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The amended Concentration Policy for each applicable Fund would clarify that the Fund is not limited by its Concentration Policy from investing in tax-exempt securities issued by governments or political subdivisions of governments. None of the applicable Funds’ investment strategies currently contemplate investments in tax-exempt securities and, therefore, the amendment to the Concentration Policy is not expected to have a material effect on any of the Funds, other than to simplify the compliance oversight function.

Required Vote

Shareholders of each Fund will vote separately on the approval of the amended Concentration Policy. Approval of the amended Concentration Policy requires the affirmative vote of the lesser of (i) 67% of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (ii) more than 50% of the shares of the Fund.

Recommendation of the Board

The Board recommends that shareholders vote FOR the approval of the amended Concentration Policy.

PROPOSAL 2B

APPROVAL OF AMENDED FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN COMMODITIES

(Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, Global Growth Fund, International Growth Fund, Institutional International Growth Fund, International Equity Fund, Institutional International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Leaders Growth Fund, Small Cap Value Fund, Mid Cap Value Fund, Bond Fund, Income Fund, Low Duration Fund and Ready Reserves Fund only)

The current Commodities Policy for each Fund listed above is:

Commodities. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent the Fund from engaging in transactions involving futures contracts, options or other derivative instruments or investing in securities that are secured by physical commodities.

The proposed amended Commodities Policy (marked to show changes) for each Fund is:

Commodities. The Fund may not purchase or sell ~~physical~~ commodities unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent the Fund from engaging in transactions involving futures contracts, options or other derivative instruments or investing in securities that are secured by ~~physical~~ commodities.

Commodities may include both physical commodities (e.g., wheat, corn, cotton and gold) and financial commodities (e.g., currencies, stock indices and interest rates). The staff of the SEC has recently provided guidance that a fund’s investment policy with respect to commodities should apply to all commodities and not just physical commodities. The amended fundamental investment restriction would continue to allow the applicable Funds to engage in derivatives transactions related to commodities, including forward foreign currency transactions. None of the applicable Funds’ investment strategies currently contemplate direct investments in physical or financial commodities, and, therefore, the amendment to the Commodities Policy is not expected to have a material effect on any of the Funds, other than to simplify the compliance oversight function. In addition, the amendment to the Commodities Policy would not affect the Funds’ ability to engage derivative transactions related to commodities, including forward foreign currency transactions.

Required Vote

Shareholders of each Fund will vote separately on the approval of the amended Commodities Policy. Approval of the amended Commodities Policy requires the affirmative vote of the lesser of (i) 67% of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (ii) more than 50% of the shares of the Fund.

Recommendation of the Board

The Board recommends that shareholders vote FOR the approval of the amended Commodities Policy.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, including the Independent Trustees, has selected Ernst & Young LLP (“E&Y”) to act as independent registered public accounting firm to audit the books and records of the Trust for the current fiscal year. E&Y has served the Trust in this capacity since the Trust was organized and has no direct or indirect financial interest in the Trust or any Fund except as the independent registered public accounting firm. A representative of E&Y is expected to be present, in person or by telephone, at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

In connection with the audit of the 2011 financial statements, the Trust entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of the courts of the State of Illinois located in Cook County or in the courts of the United States of America located in the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

Audit Fees

For the fiscal years ended December 31, 2010 and 2011 E&Y, billed the Trust $501,000 and $559,500, respectively, for professional services rendered for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2010 and 2011, E&Y billed the Trust $8,000 and $3,000, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Trust’s financial statements and that are not reported above, such as reviewing prospectuses and SEC filings. For the fiscal years ended December 31, 2010 and 2011, E&Y provided no audit-related services to William Blair or any of its control affiliates that were for engagements directly related to the Trust’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2010 and 2011, E&Y billed the Trust $117,850 and $138,500, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass through. For the fiscal years ended December 31, 2011 and 2012, E&Y did not bill William Blair or any of its control affiliates for any tax services that were for engagements directly related to the Trust’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2010 and 2011, E&Y did not bill the Trust for products and services other than the services reported above. For the fiscal years ended December 31, 2010 and 2010, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Trust’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to Trust’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Trust, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Trust’s investment advisor (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Non-Audit Fees

For the fiscal years ended December 31, 2010 and 2011, E&Y billed the Trust $117,850 and $138,500, respectively, in non-audit fees (tax services). For the same periods, E&Y billed William Blair and its control affiliates $97,000 and $119,000 (Custodian SAS70 Report), respectively, in non-audit fees. The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to William Blair or any of its control affiliates that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining E&Y’s independence.

MISCELLANEOUS

Investment Manager and Principal Underwriter

William Blair, 222 West Adams Street, Chicago, Illinois 60606, is the Trust’s investment advisor and manager. William Blair is responsible for providing investment advisory and management services to the Funds, including making decisions regarding Fund portfolio transactions, and administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services. William Blair is also the principal underwriter and distributor of the Trust and acts as agent of the Trust in the sale of its shares. William Blair was founded over 75 years ago by William McCormick Blair. Today, the firm has over 1000 employees including 170 principals.

The Investment Management Department oversees the assets of the Trust, along with corporate pension plans, endowments and foundations and individual accounts. The department currently manages over $        billion in equities, fixed-income securities and cash equivalents.

The Advisor firmly believes that clients are best served when portfolio managers are encouraged to draw on their experience and develop new ideas. This philosophy has helped build a hard-working, results-oriented team of over             portfolio managers, supported by a team of analysts. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940.

Proxy Solicitation and Expenses

Solicitation of proxies by personal interview, mail, telephone and electronic mail may be made by officers of the Trust and employees of William Blair, none of whom will receive any additional compensation for such service, and a third-party solicitation agent. All costs incurred in connection with the Meeting (including the cost of solicitation of proxies) will be paid by the Trust. The Trust has engaged             (“            ”) to assist in the solicitation of proxies. It is anticipated that the cost of the proxy solicitation services provided by             will be approximately $        , plus reimbursement of reasonable expenses. As the Meeting date approaches, you may receive a call from a representative of             who may ask you for authority, by telephone, to permit             to sign a proxy on your behalf.             will record all instructions it receives from shareholders by telephone, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth below.

When receiving your instructions by telephone, the             representative is required to ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of a Fund owned, and to confirm that you have received the proxy statement in the mail. If the information you provide matches the information provided to             by the Trust, then the             representative will explain the process.             is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement.             will record your instructions and transmit them to the official tabulator, and within 72 hours, send you a letter or mailgram to confirm your vote. That letter will also ask you to call             immediately if the confirmation does not reflect your instructions correctly. Any telephonic voting will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact.

Shareholders may also vote over the Internet. Please see the proxy card for instructions on how to vote over the Internet. Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact                     toll-free at                     .

Adjournment

If a quorum is not present, the Meeting may be adjourned to a later date by the affirmative vote of the shares present, in person or by proxy, at the Meeting. In the event that a quorum is present at the Meeting, but sufficient votes to elect the Trustees or approve the amended fundamental investment restrictions are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will be approved by the affirmative vote of the shares present, in person or by proxy, at the Meeting. It is anticipated that the persons named as proxies would vote in favor of any adjournment. The Meeting may be adjourned without further notice to shareholders, but the Meeting may not be adjourned for more than six months beyond the originally scheduled meeting date.

Proposals of Shareholders

The Trust does not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust should send their written proposals to the Secretary of the Trust at 222 West Adams Street, Chicago, Illinois 60606. Proposals must be received in a reasonable time before the Trust begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

The Board is not aware of any matters that will be presented for action at the Meeting other than the Proposal set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters.

Householding Information

In order to reduce the amount of mail you receive and to help reduce Fund expenses, the Trust generally sends a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-742-7272.

A copy of the Trust’s annual and semi-annual report is available without charge upon request by writing to the Trust, 222 West Adams Street, Chicago, Illinois 60606 or by calling 1-800-742-7272. Reports are also available on the William Blair Funds website at ww.williamblairfunds.com or at the website of the Securities and Exchange Commission at www.sec.gov.

Please complete, sign and return the enclosed proxy card(s) (or take advantage of available telephonic or Internet voting procedures; see the proxy card for instructions) promptly. No postage is required if mailed in the United States.

By order of the Board of Trustees

[Signature]

Michelle R. Seitz
President

Appendix A

WILLIAM BLAIR FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

ADOPTED OCTOBER 24, 2000,

AMENDED OCTOBER 26, 2004,

APRIL 19, 2005, OCTOBER 25, 2005

AND OCTOBER 25, 2011

1.	PURPOSE

The Nominating and Governance Committee is a committee of the Board of the Trust. Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines.

2.	COMPOSITION

The Nominating and Governance Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent trustee and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating and Governance Committee. For purposes of the Nominating and Governance Committee, a trustee is independent if he or she is not an “interested person” of the Trust as that term is defined in the Investment Company Act of 1940.

The members of the Nominating and Governance Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified. The Chair shall be elected by the members of the Nominating and Governance Committee by majority vote.

3.	MEETINGS

The Nominating and Governance Committee shall meet two times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating and Governance Committee upon reasonable notice to the other members of the Nominating and Governance Committee.

4.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Nominating and Governance Committee shall:

A.	Board Nominations and Functions

1.	Identify and recommend individuals to serve as trustees of the Trust. The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board.

2.	Review this Charter, annually, and recommend changes, if any, to the Board.

3.	Review the Board Governance Procedures and Guidelines, annually, and recommend changes, if any, to the Board.

A-1

4.	Consider the composition of the Board in advance of anticipated Board vacancies to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

5.	Periodically review Independent Trustee compensation and recommend any appropriate changes to the Independent Trustees as a group.

6.	Determine the process for annual evaluation of Board performance.

7.	Oversee the development of a program for the orientation of new Independent Trustees.

B.	Committee Nominations and Functions

1.	Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2.	Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.	Other Powers and Responsibilities

1.	Review trustees and officers and errors and omissions insurance coverage for adequacy.

2.	Investigate any other matter brought to its attention within the scope of its duties.

3.	Perform any activities consistent with this Charter, the Trust’s Declaration of Trust, By-Laws and governing law, as the Nominating and Governance Committee or the Board deems necessary or appropriate. The Committee shall have the power to retain outside counsel or other experts for this purpose at the expense of the Trust, to assist it in carrying out its responsibilities if, in its judgment, that is appropriate.

4.	Report its significant activities to the Board.

A-2

Appendix B

FUND OWNERSHIP

The following table sets forth, for each Independent Trustee/Nominee and Interested Trustee, the dollar range of shares owned in each Fund of the Trust as of             , 2012

Name of Trustee and Dollar Range of Fund Shares Owned
	Interested Trustees		Independent Trustees/Nominee
Name of Fund	Richard W. Smirl	Michelle R. Seitz	Vann A. Avedisian	Phillip O. Peterson	Lisa A. Pollina	Donald J. Reaves	Donald L. Seeley	Thomas J. Skelly
Growth Fund

Large Cap Growth Fund

Small Cap Growth Fund

Mid Cap Growth Fund

Small-Mid Cap Growth Fund

Global Growth Fund

International Growth Fund

Institutional International Growth Fund
International Equity Fund

Institutional International Equity Fund
International Small Cap Growth Fund

Emerging Markets Growth Fund

Emerging Leaders Growth Fund

Emerging Markets Small Cap Growth

Large Cap Value

Small Cap Value Fund

Name of Trustee and Dollar Range of Fund Shares Owned
	Interested Trustees		Independent Trustees/Nominee
Name of Fund	Richard W. Smirl	Michelle R. Seitz	Vann A. Avedisian	Phillip O. Peterson	Lisa A. Pollina	Donald J. Reaves	Donald L. Seeley	Thomas J. Skelly
Mid Cap Value Fund

Small-Mid Cap Value Fund

Bond Fund

Income Fund

Low Duration Fund

Ready Reserves Fund

Macro Allocation Fund
Commodity Strategy Long/Short Fund
Aggregate Dollar Range of Trust Shares Owned

The following table sets forth, for each Independent Trustee/Nominee and Interested Trustee and for the Independent Trustees/Nominee, the Interested Trustees and the officers as a group, the amount of shares beneficially owned in each Fund as of             , 2012.

Amount of Fund Shares Owned
	Interested Trustees		Independent Trustees/Nominee						All Trustees/ Nominee and Officers as a Group
Name of Fund	Richard W. Smirl	Michelle R. Seitz	Vann A. Avedisian	Phillip O. Peterson	Lisa A. Pollina	Donald J. Reaves	Donald L. Seeley	Thomas J. Skelly
Growth Fund:
Class I
Class N
Large Cap Growth Fund:
Class I
Class N
Small Cap Growth Fund:
Class I
Class N
Mid Cap Growth Fund:
Class I
Class N
Small-Mid Cap Growth Fund:
Class I
Class N
Global Growth Fund:
Class I
Class N
Institutional Class
International Growth Fund:
Class I
Class N
Institutional International Growth Fund
International Equity Fund:
Class I
Class N
Institutional International Equity Fund

International Small Cap Growth Fund:
Class I
Class N
Institutional Class

Emerging Markets Growth Fund:
Class I

Amount of Fund Shares Owned
	Interested Trustees		Independent Trustees/Nominee						All Trustees/ Nominee and Officers as a Group
Name of Fund	Richard W. Smirl	Michelle R. Seitz	Vann A. Avedisian	Phillip O. Peterson	Lisa A. Pollina	Donald J. Reaves	Donald L. Seeley	Thomas J. Skelly
Class N
Institutional Class
Emerging Leaders Growth Fund:
Class I
Class N
Institutional Class
Emerging Markets Small Cap Growth Fund:
Class I
Class N
Institutional Class
Large Cap Value Fund:
Class I
Class N
Small Cap Value Fund:
Class I
Class N
Mid Cap Value Fund:
Class I
Class N
Small Mid-Cap Value Fund:
Class I
Class N
Bond Fund:
Class I
Class N
Institutional Class
Income Fund:
Class I
Class N
Low Duration Fund:
Class I
Class N
Institutional Class
Ready Reserves Fund:
Class I
Class N
Macro Allocation Fund:
Class I
Class N
Institutional Class
Commodity Strategy Long/Short Fund:
Class I
Class N
Institutional Class

As of             , 2012, no Trustee/Nominee owned more than 1% of the shares of any class of any Fund of the Trust. As of             , 2012, the Trustees and officers, as a group, did not own (or hold or share investment or voting power with respect to) more than 1% of any class of any Fund in the Trust, except as set forth in the table below:

	Class N		Class I
Fund	Number of Shares	Percent of Shares	Number of Shares	Percent of Shares
Growth Fund
Large Cap Growth Fund
Small Cap Growth Fund
Mid Cap Growth Fund
Global Growth Fund
International Equity Fund
Emerging Markets Growth Fund
Emerging Leaders Growth Fund
Emerging Markets Small Cap Growth Fund
Large Cap Value Fund
Small Cap Value Fund
Mid Cap Value Fund
Small-Mid Cap Value Fund
Bond Fund
Low Duration Fund
Ready Reserves Fund

Trustees’ Holdings in Certain Affiliates of the Adviser

In addition to investing in the various Funds of the Trust, Independent Trustees may invest in limited partnerships that are managed by the Advisor or an affiliate of the Advisor. The Independent Trustees may also from time to time, invest in third party investment ventures in which affiliates and employees of the Advisor also invest. In addition, Mr. Avedisian and Mr. Seeley employ the Advisor to manage assets that they control.

5% Owners

As of             , 2012 the following persons are known to the Trust to be record holders or beneficial owners of 5% or more of a class of shares of the following Funds:

FORM OF PROXY CARDS

[Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, Global Growth Fund, International Growth Fund, Institutional International Growth Fund, International Equity Fund, Institutional International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Leaders Growth Fund, Small Cap Value Fund, Mid Cap Value Fund, Bond Fund, Income Fund, Low Duration Fund]

PROXY TABULATOR
EVERY SHAREHOLDER’S VOTE IS IMPORTANT *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

VOTE VIA THE TELEPHONE		VOTE VIA THE INTERNET		VOTE BY MAIL
1)	Read the Proxy Statement and have this card at hand	1)	Read the Proxy Statement and have this card at hand	1)	Read the Proxy Statement
2)	Call toll-free at and follow the recorded instructions	2)	Log on to and follow the on-screen instructions	2)	Check the appropriate boxes on this proxy card
3)	If you vote via the telephone, you do not need to mail this proxy card	3)	If you vote via the Internet, you do not need to mail this proxy card	3)	Sign and date this proxy card
				4)	Mail your completed proxy card in the enclosed envelope

WILLIAM BLAIR FUNDS [SERIES NAME]	THIS PROXY IS SOLICITED BY THE BOARD OF WILLIAM BLAIR FUNDS FOR A SPECIAL MEETING OF SHAREHOLDERS, AUGUST 2, 2012

The undersigned hereby appoints Colette Garavalia and Andrew Pfau, jointly and severally, as proxies (“Proxies”), with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated below, all shares of the above-reference fund (the “Fund”) held of record by the undersigned on June     , 2012 at the Special Meeting (the “Meeting”) of Shareholders of William Blair Funds (the “Trust”) to be held on August 2, 2012, at 2:00 p.m., Central time, in the 2nd Floor Conference Room at 222 West Adams Street, Chicago, Illinois 60606 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at the Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trust covered hereby. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated June     , 2012.

Note: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature	Date

Signature (Joint Owners)	Date
BLAIR

If this proxy is properly executed and received by the Trust prior to the Meeting, the share of the Fund represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted “FOR” the matters set forth on this proxy card, and at the discretion of the Proxies on other matters that may properly come before the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL LISTED BELOW.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT
PENS. ☒

				FOR	WITHHOLD	FOR ALL
					AUTHORITY	EXCEPT

1.	Election of Trustees:	(01) Vann A. Avedisian (02) Phillip O. Peterson (03) Lisa A. Pollina (04) Donald J. Reaves	(05) Donald L. Seeley (06) Thomas J. Skelly (07) Michelle R. Seitz (08) Richard W. Smirl	☐	☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)

List Exceptions:

				FOR	AGAINST	ABSTAIN

2A.	Approval of an amended fundamental investment restriction for the Fund with respect to portfolio concentration			☐	☐	☐

2B.	Approval of an amended fundamental investment restriction for the Fund with respect to investments in commodities			☐	☐	☐

PLEASE SIGN ON REVERSE SIDE

BLAIR

[Ready Reserves Fund]

PROXY TABULATOR
EVERY SHAREHOLDER’S VOTE IS IMPORTANT *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

VOTE VIA THE TELEPHONE		VOTE VIA THE INTERNET		VOTE BY MAIL
4)	Read the Proxy Statement and have this card at hand	4)	Read the Proxy Statement and have this card at hand	5)	Read the Proxy Statement
5)	Call toll-free at and follow the recorded instructions	5)	Log on to and follow the on-screen instructions	6)	Check the appropriate boxes on this proxy card
6)	If you vote via the telephone, you do not need to mail this proxy card	6)	If you vote via the Internet, you do not need to mail this proxy card	7)	Sign and date this proxy card
				8)	Mail your completed proxy card in the enclosed envelope

WILLIAM BLAIR FUNDS [SERIES NAME]	THIS PROXY IS SOLICITED BY THE BOARD OF WILLIAM BLAIR FUNDS FOR A SPECIAL MEETING OF SHAREHOLDERS, AUGUST 2, 2012

The undersigned hereby appoints Colette Garavalia and Andrew Pfau, jointly and severally, as proxies (“Proxies”), with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated below, all shares of the above-reference fund (the “Fund”) held of record by the undersigned on June     , 2012 at the Special Meeting (the “Meeting”) of Shareholders of William Blair Funds (the “Trust”) to be held on August 2, 2012, at 2:00 p.m., Central time, in the 2nd Floor Conference Room at 222 West Adams Street, Chicago, Illinois 60606 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at the Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trust covered hereby. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated June     , 2012.

Note: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature	Date

Signature (Joint Owners)	Date
BLAIR

If this proxy is properly executed and received by the Trust prior to the Meeting, the share of the Fund represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted “FOR” the matters set forth on this proxy card, and at the discretion of the Proxies on other matters that may properly come before the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL LISTED BELOW.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT
PENS. ☒

				FOR	WITHHOLD	FOR ALL
					AUTHORITY	EXCEPT

1.	Election of Trustees:	(01) Vann A. Avedisian (02) Phillip O. Peterson (03) Lisa A. Pollina (04) Donald J. Reaves	(05) Donald L. Seeley (06) Thomas J. Skelly (07) Michelle R. Seitz (08) Richard W. Smirl	☐	☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)

List Exceptions:

				FOR	AGAINST	ABSTAIN

2B.	Approval of an amended fundamental investment restriction for the Fund with respect to investments in commodities			☐	☐	☐

PLEASE SIGN ON REVERSE SIDE

BLAIR

[Emerging Markets Small Cap Growth Fund, Large Cap Value Fund, Macro Allocation Fund and Commodity Strategy Long/Short Fund]

PROXY TABULATOR
EVERY SHAREHOLDER’S VOTE IS IMPORTANT *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

VOTE VIA THE TELEPHONE		VOTE VIA THE INTERNET		VOTE BY MAIL
7)	Read the Proxy Statement and have this card at hand	7)	Read the Proxy Statement and have this card at hand	9)	Read the Proxy Statement
8)	Call toll-free at and follow the recorded instructions	8)	Log on to and follow the on-screen instructions	10)	Check the appropriate boxes on this proxy card
9)	If you vote via the telephone, you do not need to mail this proxy card	9)	If you vote via the Internet, you do not need to mail this proxy card	11)	Sign and date this proxy card
				12)	Mail your completed proxy card in the enclosed envelope

WILLIAM BLAIR FUNDS [SERIES NAME]	THIS PROXY IS SOLICITED BY THE BOARD OF WILLIAM BLAIR FUNDS FOR A SPECIAL MEETING OF SHAREHOLDERS, AUGUST 2, 2012

The undersigned hereby appoints Colette Garavalia and Andrew Pfau, jointly and severally, as proxies (“Proxies”), with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated below, all shares of the above-reference fund (the “Fund”) held of record by the undersigned on June     , 2012 at the Special Meeting (the “Meeting”) of Shareholders of William Blair Funds (the “Trust”) to be held on August 2, 2012, at 2:00 p.m., Central time, in the 2nd Floor Conference Room at 222 West Adams Street, Chicago, Illinois 60606 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at the Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trust covered hereby. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated June     , 2012.

Note: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature	Date

Signature (Joint Owners)	Date
BLAIR

If this proxy is properly executed and received by the Trust prior to the Meeting, the share of the Fund represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted “FOR” the matters set forth on this proxy card, and at the discretion of the Proxies on other matters that may properly come before the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL LISTED BELOW.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT
PENS. ☒

				FOR	WITHHOLD	FOR ALL
					AUTHORITY	EXCEPT

1.	Election of Trustees:	(01) Vann A. Avedisian (02) Phillip O. Peterson (03) Lisa A. Pollina (04) Donald J. Reaves	(05) Donald L. Seeley (06) Thomas J. Skelly (07) Michelle R. Seitz (08) Richard W. Smirl	☐	☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)

List Exceptions:

				FOR	AGAINST	ABSTAIN

2A.	Approval of an amended fundamental investment restriction for the Fund with respect to portfolio concentration			☐	☐	☐

PLEASE SIGN ON REVERSE SIDE

BLAIR

[Small-Mid Cap Value Fund]

PROXY TABULATOR
EVERY SHAREHOLDER’S VOTE IS IMPORTANT *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

VOTE VIA THE TELEPHONE		VOTE VIA THE INTERNET		VOTE BY MAIL
10)	Read the Proxy Statement and have this card at hand	10)	Read the Proxy Statement and have this card at hand	13)	Read the Proxy Statement
11)	Call toll-free at and follow the recorded instructions	11)	Log on to and follow the on-screen instructions	14)	Check the appropriate boxes on this proxy card
12)	If you vote via the telephone, you do not need to mail this proxy card	12)	If you vote via the Internet, you do not need to mail this proxy card	15)	Sign and date this proxy card
				16)	Mail your completed proxy card in the enclosed envelope

WILLIAM BLAIR FUNDS [SERIES NAME]	THIS PROXY IS SOLICITED BY THE BOARD OF WILLIAM BLAIR FUNDS FOR A SPECIAL MEETING OF SHAREHOLDERS, AUGUST 2, 2012

The undersigned hereby appoints Colette Garavalia and Andrew Pfau, jointly and severally, as proxies (“Proxies”), with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated below, all shares of the above-reference fund (the “Fund”) held of record by the undersigned on June     , 2012 at the Special Meeting (the “Meeting”) of Shareholders of William Blair Funds (the “Trust”) to be held on August 2, 2012, at 2:00 p.m., Central time, in the 2nd Floor Conference Room at 222 West Adams Street, Chicago, Illinois 60606 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at the Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trust covered hereby. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated June     , 2012.

Note: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature	Date

Signature (Joint Owners)	Date
BLAIR

If this proxy is properly executed and received by the Trust prior to the Meeting, the share of the Fund represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted “FOR” the matter set forth on this proxy card, and at the discretion of the Proxies on other matters that may properly come before the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT
PENS. ☒

				FOR	WITHHOLD	FOR ALL
					AUTHORITY	EXCEPT

1.	Election of Trustees:	(01) Vann A. Avedisian (02) Phillip O. Peterson (03) Lisa A. Pollina (04) Donald J. Reaves	(05) Donald L. Seeley (06) Thomas J. Skelly (07) Michelle R. Seitz (08) Richard W. Smirl	☐	☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)

List Exceptions:

PLEASE SIGN ON REVERSE SIDE

BLAIR